                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                                                            Distribution Date:       12/17/01
(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      4,717,500.00
             Class B Note Interest Requirement                        279,708.54
             Class C Note Interest Requirement                        182,109.73
                       Total                                        5,179,318.28

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           5.55000
             Class B Note Interest Requirement                           5.79167
             Class C Note Interest Requirement                           2.69333

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          850,000,000
             Class B Note Principal Balance                           48,295,000
             Class C Note Principal Balance                           67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            28,977,300.00

(v)     Required Owner Trust Spread Account Amount                 28,977,300.00



                               By:
                                      ----------------------------------

                               Name:  Patricia M. Garvey
                               Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                                                            Distribution Date:                12/17/01
(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,500,000.00
             Class B Note Interest Requirement                        135,000.00
             Class C Note Interest Requirement                        200,713.93
                       Total                                        1,835,713.93

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           2.00000
             Class B Note Interest Requirement                           1.16000
             Class C Note Interest Requirement                           2.49778

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                       By:
                                               --------------------

                                       Name:   Patricia M. Garvey
                                       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                                                            Distribution Date:                12/17/01
(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,744,000.00
             Class B Note Interest Requirement                        158,000.00
             Class C Note Interest Requirement                        236,572.48
                       Total                                        2,138,572.48

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.93778
             Class B Note Interest Requirement                           2.10667
             Class C Note Interest Requirement                           2.45333

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          900,000,000
             Class B Note Principal Balance                           75,000,000
             Class C Note Principal Balance                           96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)     Required Owner Trust Spread Account Amount                 10,714,290.00



                                  By:
                                           --------------------

                                  Name:    Patricia M. Garvey
                                  Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3



Section 7.3 Indenture                                                            Distribution Date:                12/17/01

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,473,333.33
             Class B Note Interest Requirement                        135,000.00
             Class C Note Interest Requirement                        198,571.08
                       Total                                        1,806,904.41

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.96444
             Class B Note Interest Requirement                           2.16000
             Class C Note Interest Requirement                           2.47111

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                      By:
                                              --------------------

                                      Name:   Patricia M. Garvey
                                      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                                                            Distribution Date:                12/17/01

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,408,960.00
             Class B Note Interest Requirement                        131,164.44
             Class  C Note Interest Requirement                       199,240.00
                       Total                                        1,739,364.44

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.97333
             Class B Note Interest Requirement                           2.20444
             Class C Note Interest Requirement                           2.60444

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          714,000,000
             Class B Note Principal Balance                           59,500,000
             Class C Note Principal Balance                           76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00



                                             By:
                                                     --------------------

                                             Name:   Patricia M. Garvey
                                             Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                                                            Distribution Date:                12/17/01

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                        977,777.78
             Class B Note Interest Requirement                         90,368.92
             Class C Note Interest Requirement                        141,906.28
                       Total                                        1,210,052.98

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.95556
             Class B Note Interest Requirement                           2.16889
             Class C Note Interest Requirement                           2.64889

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        500,000,000
               Class B Note Principal Balance                         41,666,000
               Class C Note Principal Balance                         53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)     Required Owner Trust Spread Account Amount                  5,952,380.00


                                      By:
                                             --------------------

                                      Name:  Patricia M. Garvey
                                      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                                                            Distribution Date:                 12/17/01
(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,433,333.33
             Class B Note Interest Requirement                        134,444.44
             Class C Note Interest Requirement                        209,285.34
                       Total                                        1,777,063.12

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.91111
             Class B Note Interest Requirement                           2.15111
             Class C Note Interest Requirement                           2.60444

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00

                                 By:
                                         ---------------------

                                 Name:   Patricia M. Garvey
                                 Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                                                            Distribution Date:                 12/17/01
(I)     Amount of Net Swap Payment                                          0.00
        Amount of Net Swap Receipt                                  2,204,122.67

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest                                  3,850,000.00
             Class B Note Interest                                    153,066.67
             Class C Note Interest                                    238,400.00
                       Total                                        4,241,466.67

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest                                       4.58333
             Class B Note Interest                                       2.18667
             Class C Note Interest                                       2.64889

(iv)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          840,000,000
             Class B Note Principal Balance                           70,000,000
             Class C Note Principal Balance                           90,000,000

(v)     Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                         By:
                                                 ---------------------

                                         Name:   Patricia M. Garvey
                                         Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                                                            Distribution Date:                 12/17/01
(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      4,293,800.00
             Class B Note Interest Requirement                        411,920.83
             Class C Note Interest Requirement                        638,925.00
                       Total                                        5,344,645.83

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           3.40778
             Class B Note Interest Requirement                           3.92306
             Class C Note Interest Requirement                           4.73278

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,260,000,000
             Class B Note Principal Balance                          105,000,000
             Class C Note Principal Balance                          135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                           By:
                                                   ---------------------

                                           Name:   Patricia M. Garvey
                                           Title:  Vice President